SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 13, 2002

                          COSTCO WHOLESALE CORPORATION.
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             (Exact name of registrant as specified in its charter)

    Washington                0-20355                  91-1223280
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(State or other        (Commission File No.)       (I.R.S. Employer
jurisdiction of                                    Identification No.)
incorporation)
                                 999 Lake Drive
                               Issaquah, WA 98027
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              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: 425-313-8100


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits. The following exhibits are included in this report:

         16.      Letter from Arthur Andersen & Co. dated May 28, 2002.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Issaquah, State of Washington, on May 30, 2002.


                                       COSTCO WHOLESALE CORPORATION


                                       By: /s/ Richard A. Galanti
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                                          Richard A. Galanti, Executive Vice
                                          President and Chief Financial Officer